

CARTER VALIDUS® MISSION CRITICAL REIT II

Supplemental Data - 2Q 2019



Safe Harbor

Forward-Looking Statements

Certain statements contained herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company's expectations include those described under the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and subsequent quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles ("GAAP"). These items include earnings before interest, income taxes, depreciation and amortization for real estate ("EBITDAre"); funds from operations ("FFO"); modified funds from operations ("MFFO"); net debt; net debt leverage ratio; and net operating income ("NOI"). Refer to the Glossary for a detailed explanation of terms appearing in the supplement. Management considers each item an important supplemental measure of operating performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of our performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

Key Statistics

(Amounts in thousands, except share data)

Selected Balance Sheet Data		2Q19		1Q19		4Q18		3Q18		2Q18
Total Real Estate, Net	$	1,654,263	$	1,665,135	$	1,673,732	$	1,612,069	$	1,607,496
Total Assets		1,941,413		1,961,029		1,963,829		1,918,696		1,901,764
Total Liabilities		937,978		934,368		916,444		871,507		870,785
Selected Operating Data										
Total Rental Revenue	$	46,937	$	46,467	$	46,569	$	45,518	$	43,950
Total Rental Expenses		10,142		9,128		9,888		9,447		9,702
Interest and Other Expense, Net		9,893		9,835		9,476		8,938		8,208
Net Income Attributable to Common Stockholders		6,264		4,361		6,466		7,717		7,186
Funds from Operations		21,874		22,607		21,876		22,566		21,468
Modified Funds from Operations		17,926		18,970		17,569		18,105		17,049
Financial Ratios										
Net Debt Leverage Ratio		38.6%		38.0%		37.8%		36.1%		37.0%
Adjusted Interest Coverage Ratio		1.6x		1.4x		1.7x		1.9x		1.9x
Net Debt to EBITDAre[1] Ratio		6.0x		5.8x		5.9x		5.5x		5.9x
Weighted Average Shares Outstanding										
Basic		136,135,710		136,179,343		135,271,638		132,467,127		129,926,130
Diluted		136,161,037		136,204,843		135,297,138		132,491,755		129,948,432

1. EBITDAre is annualized based on actual quarter EBITDAre.

Condensed Consolidated Balance Sheets

(Amounts in thousands, except share data)	(Unaudited) June 30, 2019	December 31, 2018
ASSETS		
Real estate:		
Land	$ 246,704	$ 246,790
Buildings and improvements, less accumulated depreciation of $105,786 and $84,594, respectively	1,407,559	1,426,942
Total real estate, net	1,654,623	1,673,732
Cash and cash equivalents	66,049	68,360
Acquired intangible assets, less accumulated amortization of $51,678 and $42,081, respectively	139,950	154,204
Right-of-use assets - operating leases	9,889	—
Other assets, net	71,262	67,533
Total assets	$ 1,941,413	$ 1,963,829
LIABILITIES AND STOCKHOLDERS' EQUITY		
Liabilities:		
Notes payable, net of deferred financing costs of $2,973 and $3,441, respectively	$ 464,096	$ 464,345
Credit facility, net of deferred financing costs of $2,276 and $2,489, respectively	367,724	352,511
Accounts payable due to affiliates	10,451	12,427
Accounts payable and other liabilities	31,811	29,555
Acquired intangible lease liabilities, less accumulated amortization of $10,056 and $7,592, respectively	55,142	57,606
Operating lease liabilities	8,754	—
Total liabilities	937,978	916,444
Stockholders' equity:		
Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value per share, 500,000,000 shares authorized; 145,670,540 and 143,412,353 shares issued, respectively; 136,398,714 and 136,466,242 shares outstanding, respectively	1,364	1,364
Additional paid-in capital	1,191,544	1,192,340
Accumulated distributions in excess of earnings	(184,515)	(152,421)
Accumulated other comprehensive income	(4,960)	6,100
Total stockholders' equity	1,003,433	1,047,383
Noncontrolling interests	2	2
Total equity	1,003,435	1,047,385
Total liabilities and stockholders' equity	$ 1,941,413	$ 1,963,829

Condensed Consolidated Statements of Comprehensive (Loss) Income

(Amounts in thousands, except share data and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Revenue:				
Rental revenue	$ 46,937	$ 43,350	$ 93,404	$ 85,245
Expenses:				
Rental expenses	10,142	9,702	19,270	17,992
General and administrative expenses	1,535	1,339	2,938	2,282
Asset management fees	3,493	3,233	6,987	6,332
Depreciation and amortization	15,610	14,282	33,856	27,999
Total expenses	30,780	28,556	63,051	54,605
Income from operations	16,157	15,394	30,353	30,640
Interest and other expense, net	9,893	8,208	19,728	15,950
Net income attributable to common stockholders	$ 6,264	$ 7,186	$ 10,625	$ 14,690
Other comprehensive (loss) income:				
Unrealized (loss) income on interest rate swaps, net	$ (7,552)	$ 1,818	$ (11,163)	$ 6,393
Other comprehensive (loss) income	(7,552)	1,818	(11,163)	6,393
Comprehensive (loss) income attributable to common stockholders	$ (1,288)	$ 9,004	$ (538)	$ 21,083
Weighted average number of common shares outstanding:				
Basic	136,135,710	129,926,130	136,157,406	128,165,022
Diluted	136,161,037	129,948,432	136,182,819	128,187,423
Net income per common share attributable to common stockholders:				
Basic	$ 0.05	$ 0.06	$ 0.08	$ 0.11
Diluted	$ 0.05	$ 0.06	$ 0.08	$ 0.11
Distributions declared per common share	$ 0.16	$ 0.16	$ 0.31	$ 0.31

Debt

Debt Summary ($ in millions)

	As of June 30, 2019		
	Amount	Rate[1]	% of Total
Fixed rate debt			
Notes payable, fixed through interest rate swaps	$ 247.0	4.6%	29.5%
Notes payable	220.1	4.3%	26.3%
Credit facility term loan, fixed through interest rate swaps	250.0	4.1%	29.9%
Total fixed rate debt	717.1	4.3%	85.7%
Variable rate debt[2]			
Revolving line of credit	120.0	4.6%	14.3%
Total principal debt	$ 837.1	4.4%	100.0%

Debt Maturities ($ in millions)[3]



$300M
$250M
$200M
$150M
$100M
$50M
$0M
$150
$282
$250
$25
$105
2019
2020
2021
2022
2023
2024
2025+
Fixed Rate Notes Payable
Notes Payable Fixed Through Interest Rate Swaps
Credit Facility Term Loan Fixed Through Interest Rate Swaps
Revolving Line of Credit 4

As of June 30, 2019

1. Weighted average interest rate as of June 30, 2019.
2. LIBOR plus an applicable margin based on the company's debt agreements.
3. Excludes principal payments.
4. The revolving line of credit has a maturity date of April 27, 2022, subject to the operating partnership's right for one 12-month extension period.

Same Store NOI & Occupancy Trends



40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
NOI ($ in millions)
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
End of Period Occupancy (%)
97.5%
97.4%
97.3%
97.3%
96.6%
$33.5
$34.2
$34.0
$33.2
$32.7
2Q18
3Q18
4Q18
1Q19
2Q19

72 Properties[1]

1. Each quarter's results are based on properties owned as of April 1, 2018. Properties under development are not included.

Portfolio Overview

Total Investments:[1]	$1.870 Billion
Remaining Lease Term:[2]	9.4 Years
Occupancy Rate:[3]	96.8%

Number of Properties:	85
Rent Escalation:[2]	2.2%
Net Asset Value Per Share:[4]	$9.25

Tenant Credit Concentrations[5]



Investment Grade Rated Tenant/Guarantor
Non-Investment Grade Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant Guarantor affiliated with Investment Grade Parent
13.7%
30.0%
38.2%
18.1%

Annualized Distribution Rates:[6]

Class A:	6.40%
Class I:	7.04%
Class T:	5.79%
Class T2:	5.82%

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures as of June 30, 2019.
2. Weighted average remaining lease term and weighted average rent escalation are based on leased square footage as of June 30, 2019.
3. Weighted average occupancy rate based on rentable square footage as of June 30, 2019.
4. The estimated net asset value per share was calculated based on June 30, 2018, effective as of October 1, 2018.
5. Based on total rental revenue for the six months ended June 30, 2019.
6. The Class A annualized rate assumes a purchase price of $10.278 per share; the Class I annualized rate assumes a purchase price of $9.343 per share; the Class T annualized rate assumes a purchase price of $9.840 per share; the Class T2 annualized rate assumes a purchase price of $9.788 per share.

Portfolio Geography



Properties per Market

- SINGLE HEALTHCARE PROPERTY
- MULTIPLE HEALTHCARE PROPERTIES
- SINGLE DATA CENTER PROPERTY
- MULTIPLE DATA CENTER PROPERTIES

As of June 30, 2019

Portfolio Statistics by Segment

Healthcare ($ in thousands)

	Three Months Ended June 30		Six Months Ended June 30	
	2019	2018	2019	2018
Rental Revenue	$ 19,099	$ 18,071	$ 38,889	$ 36,645
Rental Expenses	(2,005)	(2,502)	(4,168)	(4,855)
Total Net Operating Income	$ 17,094	$ 15,569	$ 34,721	$ 30,790
NOI Margin	89.5%	86.2%	89.3%	84.0%
NOI Yield[1]	7.4%	7.3%	7.5%	7.3%
As of June 30				
Rentable Square Feet			2,518,542	2,189,220
Number of Properties			56	47
Weighted Average Annualized Base Rent per Leased Square Foot			$ 25.01	$ 24.99
Weighted Average Remaining Lease Term			10.9 yrs	11.4 yrs
Weighted Average Occupancy			97.0%	99.6%

Data Center ($ in thousands)

	Three Months Ended June 30		Six Months Ended June 30	
	2019	2018	2019	2018
Rental Revenue	$ 27,838	$ 25,879	$ 54,515	$ 49,600
Rental Expenses	(8,137)	(7,200)	(15,102)	(13,137)
Total Net Operating Income	$ 19,701	$ 18,679	$ 39,413	$ 36,463
NOI Margin	70.7%	72.2%	72.3%	73.5%
NOI Yield[1]	8.4%	8.1%	8.4%	7.9%
As of June 30				
Rentable Square Feet			3,296,104	3,266,144
Number of Properties			29	28
Weighted Average Annualized Base Rent per Leased Square Foot			$ 19.08	$ 18.43
Weighted Average Remaining Lease Term			8.2 yrs	8.6 yrs
Weighted Average Occupancy			96.7%	96.2%

1. Calculated using annualized NOI for the three and six months ended June 30, 2019 and 2018, respectively.

Portfolio Diversification – Healthcare

Top 10 Markets based on Annualized Base Rent[1]

	As of June 30, 2019		As of June 30, 2018	
Top 10 Markets[1]	**Rentable Sq. Ft.**	**% Leased[2]**	**Rentable Sq. Ft.**	**% Leased[2]**
Oklahoma City	398,543	100.0%	398,543	100.0%
Dallas	193,149	99.5%	193,149	99.5%
Philadelphia	122,356	100.0%	122,356	100.0%
Houston	203,824	72.1%	203,824	100.0%
Cincinnati	237,496	100.0%	237,496	100.0%
Austin	106,996	100.0%	106,996	100.0%
Riverside	47,008	100.0%	-	-
Grand Rapids	106,807	84.1%	106,807	92.7%
Des Moines	97,262	100.0%	-	-
Sherman	65,631	100.0%	65,631	100.0%
Total	**1,579,072**	**95.3%**	**1,434,802**	**99.4%**

Top 10 Geographic Diversification[1,3]



Oklahoma City 14.0%
Dallas 10.8%
Philadelphia 10.4%
Houston 7.5%
Cincinnati 5.9%
Austin 5.3%
Riverside 5.0%
Grand Rapids 4.3%
Des Moines 4.0%
Sherman 3.8%

Property Diversification[4]



Specialty Hospital 23.1%
Acute Care Hospital 3.6%
Long Term Acute Care Hospital 3.4%
Ambulatory Surgery Center 2.9%
Imaging Center 0.3%
IMF/MOB 33.6%
Inpatient Rehabilitation Facility 33.1%

1. Top ten markets based on annualized June 2019 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized June 2019 base rent compared to total of all markets' annualized June 2019 base rent.
4. Based on annualized June 2019 base rent.

Lease Expirations and Tenant Concentration

Healthcare Lease Expirations



$60.00M
$50.00M
$40.00M
$30.00M
$20.00M
$10.00M
$.00M
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Square Feet
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized June 2019 Base Rent
Amount of Expiring Square Feet

Top 10 Healthcare Tenants based on Annualized Base Rent

Tenant Name[1]	Annualized June 2019 Base Rent	% of Total Healthcare Portfolio
Post Acute Medical, LLC	$ 10,050,917	15.3%
Confidential Healthcare Tenant #10	6,545,266	10.0%
Kessler Institute for Rehabilitation, Inc.	4,936,092	7.5%
Fort Worth Surgicare Partners, Ltd.	3,600,930	5.5%
Confidential Healthcare Tenant #4	3,302,731	5.0%
Encompass Rehabilitation Hospital of Austin, LLC	2,670,924	4.1%
Heritage Park Surgical Hospital, LLC	2,480,063	3.8%
Confidential Healthcare Tenant #9	2,259,734	3.4%
Confidential Healthcare Tenant #7	2,194,583	3.3%
RCCH Healthcare Partners, LLC	2,134,312	3.3%
Total	**$ 40,175,552**	**61.2%**

1. Includes tenants under common control.

Healthcare Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Aurora Healthcare Facility	Chicago	IL	24,722	3/30/2017	100.0%	IMF/MOB	Outpatient
Baylor Surgery Center at Fort Worth	Dallas	TX	36,800	12/23/2015	100.0%	Ambulatory Surgery Center	Outpatient
Baylor Surgical Hospital at Fort Worth	Dallas	TX	83,464	12/31/2014	100.0%	Specialty Hospital	Inpatient
Baylor Surgical Hospital Integrated Medical Facility	Dallas	TX	8,268	12/31/2014	87.3%	IMF/MOB	Outpatient
Benton Healthcare I (Benton)	Little Rock	AR	104,419	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare II (Bryant)	Little Rock	AR	23,450	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare III (Benton)	Little Rock	AR	11,350	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare IV (Hot Springs)	Little Rock	AR	8,573	10/17/2018	100.0%	IMF/MOB	Outpatient
Carrollton Healthcare Facility	Dallas	TX	21,990	4/27/2018	100.0%	IMF/MOB	Outpatient
Clarion IMF	Pittsburgh	PA	33,000	6/1/2015	100.0%	IMF/MOB	Outpatient
Clive Healthcare Facility	Des Moines	IA	58,156	11/26/2018	100.0%	IMF/MOB	Outpatient
Corpus Christi Surgery Center	Corpus Christi	TX	25,102	12/22/2016	100.0%	Ambulatory Surgery Center	Outpatient
Cy Fair Surgical Center	Houston	TX	13,645	7/31/2014	100.0%	Ambulatory Surgery Center	Outpatient
Grand Rapids Healthcare Facility	Grand Rapids	MI	106,807	12/7/2016	84.1%	IMF/MOB	Outpatient
Heartland Rehabilitation Hospital	Kansas City	KS	54,568	2/17/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Heritage Park - Sherman I	Sherman	TX	57,576	11/20/2015	100.0%	Specialty Hospital	Inpatient
Heritage Park - Sherman II	Sherman	TX	8,055	11/20/2015	100.0%	Imaging Center	Outpatient
Houston Surgical Hospital and LTACH	Houston	TX	102,369	6/30/2015	44.5%	Specialty Hospital	Inpatient
HPI - Edmond (TPG Medical Edmond)	Oklahoma City	OK	17,700	1/20/2016	100.0%	IMF/MOB	Outpatient
HPI - Newcastle (Tri-Cities)	Oklahoma City	OK	7,424	2/3/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City I (Community Hospital)	Oklahoma City	OK	94,076	12/29/2015	100.0%	Acute Care Hospital	Inpatient
HPI - Oklahoma City II (TPG Medical Western)	Oklahoma City	OK	41,394	12/29/2015	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City III (Fountain Park Family Phys)	Oklahoma City	OK	8,762	1/27/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City IV (HPI Office)	Oklahoma City	OK	5,000	1/27/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City V (Fountain Park Medical Plaza)	Oklahoma City	OK	43,676	2/11/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City VI (OSSO Spine)	Oklahoma City	OK	14,676	3/7/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City VII (Mediplex)	Oklahoma City	OK	102,978	6/22/2016	100.0%	Specialty Hospital	Inpatient
Indianola Healthcare I	Des Moines	IA	18,116	9/26/2018	100.0%	IMF/MOB	Outpatient

As of June 30, 2019

Healthcare Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Indianola Healthcare II	Des Moines	IA	20,990	9/26/2018	100.0%	IMF/MOB	Outpatient
Integris Lakeside Women's Hospital	Oklahoma City	OK	62,857	6/30/2016	100.0%	Specialty Hospital	Inpatient
KMO IMF - Augusta	Augusta	ME	51,000	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Cincinnati I	Cincinnati	OH	139,428	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Cincinnati II	Cincinnati	OH	41,600	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Florence	Cincinnati	KY	41,600	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Oakland	Augusta	ME	20,000	7/22/2015	100.0%	IMF/MOB	Outpatient
Mercy Healthcare Facility	Cincinnati	OH	14,868	10/29/2014	100.0%	IMF/MOB	Outpatient
Nebraska Healthcare Facility	Omaha	NE	40,402	10/14/2015	100.0%	Specialty Hospital	Inpatient
New England Sinai Medical Center	Boston	MA	180,744	12/23/2014	100.0%	Long Term Acute Care Hospital	Inpatient
Oceans Katy Behavioral Health Hospital	Houston	TX	34,296	6/8/2018	100.0%	Specialty Hospital	Inpatient
Post Acute Las Vegas Rehabilitation Hospital	Las Vegas	NV	56,220	6/24/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Warm Springs Specialty Hospital of Luling	Austin	TX	40,901	7/30/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Webster Rehabilitation Hospital	Houston	TX	53,514	6/5/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Reading Surgical Hospital	Philadelphia	PA	33,217	7/24/2015	100.0%	Specialty Hospital	Inpatient
Saginaw Healthcare Facility	Saginaw	MI	87,843	12/21/2017	100.0%	IMF/MOB	Outpatient
Select Medical Rehabilitation Facility	Philadelphia	NJ	89,139	11/1/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Silverdale Healthcare Facility	Bremerton	WA	25,892	8/25/2017	100.0%	IMF/MOB	Outpatient
Silverdale Healthcare Facility II	Bremerton	WA	19,184	9/20/2017	100.0%	IMF/MOB	Outpatient
Texas Rehab - Allen	Dallas	TX	42,627	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - Austin	Austin	TX	66,095	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - Beaumont	Beaumont	TX	61,000	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - San Antonio	San Antonio	TX	44,746	6/29/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Valdosta Healthcare I	Valdosta	GA	24,750	11/28/2018	100.0%	IMF/MOB	Outpatient
Valdosta Healthcare II	Valdosta	GA	12,745	11/28/2018	100.0%	IMF/MOB	Outpatient
Vibra Rehabilitation Hospital	Riverside	CA	47,008	3/1/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Winston-Salem, NC IMF	Winston	NC	22,200	12/17/2014	100.0%	IMF/MOB	Outpatient
Winter Haven Healthcare Facility	Lakeland	FL	7,560	1/27/2015	100.0%	IMF/MOB	Outpatient

As of June 30, 2019

Portfolio Diversification – Data Center

Top 10 Markets based on Annualized Base Rent[1]

	As of June 30, 2019		As of June 30, 2018	
Top 10 Markets[1]	**Rentable Sq. Ft.**	**% Leased[2]**	**Rentable Sq. Ft.**	**% Leased[2]**
Atlanta	1,073,050	92.4%	1,073,050	91.8%
Sacramento	132,839	82.4%	132,839	81.8%
Washington D.C.	131,331	97.3%	131,331	97.3%
San Jose	152,983	100.0%	152,983	100.0%
Los Angeles	288,000	100.0%	288,000	100.0%
Houston	103,200	100.0%	103,200	100.0%
Bridgeport	167,691	100.0%	167,691	100.0%
Oklahoma City	92,456	100.0%	92,456	100.0%
Chicago	181,097	100.0%	181,097	94.4%
Boston	153,000	100.0%	153,000	100.0%
Total	**2,475,647**	**95.6%**	**2,475,647**	**94.9%**

Top 10 Geographic Diversification[1,3]



Boston 3.5%
Chicago 4.0%
Oklahoma City 4.3%
Bridgeport 4.9%
Houston 6.6%
Los Angeles 6.9%
San Jose 7.4%
Washington D.C. 8.0%
Sacramento 8.4%
Atlanta 27.8%

Property Diversification[4]



Wholesale 30.1%
Colocation 54.6%
Enterprise 15.3%

1. Top ten markets based on annualized June 2019 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized June 2019 base rent compared to total of all markets' annualized June 2019 base rent.
4. Based on annualized June 2019 base rent.

Lease Expirations and Tenant Concentration

Data Center Lease Expirations



$30.00M
$25.00M
$20.00M
$15.00M
$10.00M
$5.00M
$.00M
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Square Feet
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized June 2019 Base Rent
Amount of Expiring Square Feet

Top 10 Data Center Tenants based on Annualized Base Rent

Tenant Name[1]	Annualized June 2019 Base Rent	% of Total Data Center Portfolio
Dawn Acquisitions, LLC	$ 8,611,662	11.0%
CenturyLink, Inc.	8,381,066	10.7%
American Cancer Society, Inc.	5,342,001	6.8%
Amoco Properties Incorporated	5,187,281	6.6%
Sungard Availability Services, LP	4,794,656	6.1%
U.S. South Communications, Inc.	4,776,517	6.1%
Confidential Data Center Tenant #3	4,480,349	5.7%
Internap Network Services Corporation	3,985,509	5.1%
Cervalis, LLC	3,859,764	4.9%
Confidential Data Center Tenant #2	3,411,624	4.3%
Total	**$ 52,830,429**	**67.3%**

1. Includes tenants under common control.

Data Center Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
250 Williams Atlanta Data Center	Atlanta	GA	995,728	6/15/2017	91.8%	Wholesale
Alpharetta Data Center III	Atlanta	GA	77,322	2/2/2016	100.0%	Colocation
Andover Data Center II	Boston	MA	153,000	11/8/2016	100.0%	Colocation
Hawthorne Data Center	Los Angeles	CA	288,000	9/27/2016	100.0%	Colocation
Blythewood Data Center	Columbia	SC	64,637	12/29/2016	100.0%	Colocation
Canton Data Center	Canton	OH	29,960	10/3/2018	100.0%	Colocation
Charlotte Data Center II	Charlotte	NC	52,924	5/15/2017	100.0%	Colocation
Chicago Data Center II	Chicago	IL	115,352	12/28/2016	100.0%	Colocation
Cincinnati Data Center	Cincinnati	OH	69,826	6/30/2017	100.0%	Enterprise
Eagan Data Center	St. Cloud	MN	87,402	6/29/2015	100.0%	Enterprise
Elgin Data Center	Chicago	IL	65,745	12/22/2017	100.0%	Colocation
Flint Data Center	Flint	MI	32,500	2/2/2016	100.0%	Colocation
Houston Data Center	Houston	TX	103,200	11/16/2017	100.0%	Enterprise
Indianapolis Data Center	Indianapolis	IN	43,724	4/1/2015	100.0%	Colocation
King of Prussia Data Center	Philadelphia	PA	50,000	9/28/2017	100.0%	Enterprise
McLean I (Roosevelt Building)	Washington D.C.	VA	69,329	10/17/2016	94.9%	Colocation
McLean II (Polk Annex Building)	Washington D.C.	VA	62,002	10/17/2016	100.0%	Colocation
Minnetonka Data Center	Minneapolis	MN	135,240	8/28/2015	100.0%	Colocation
Norwalk Data Center	Bridgeport	CT	167,691	3/30/2017	100.0%	Colocation
Oklahoma City Data Center	Oklahoma City	OK	92,456	12/27/2017	100.0%	Colocation
Rancho Cordova Data Center I	Sacramento	CA	69,048	3/14/2018	100.0%	Colocation
Rancho Cordova Data Center II	Sacramento	CA	63,791	3/14/2018	63.3%	Wholesale
San Jose Data Center	San Jose	CA	76,410	6/13/2018	100.0%	Enterprise
Somerset Data Center	New York City	NJ	36,118	6/29/2016	100.0%	Colocation
Sunnyvale Data Center	San Jose	CA	76,573	6/28/2017	100.0%	Colocation

As of June 30, 2019

Data Center Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Tempe Data Center	Phoenix	AZ	44,244	1/26/2017	100.0%	Enterprise
Tempe Data Center II	Phoenix	AZ	58,560	9/29/2017	100.0%	Colocation
Tennessee Data Center	Nashville	TN	71,726	3/31/2016	100.0%	Colocation
Waco Data Center	Waco	TX	43,596	12/30/2015	100.0%	Colocation

As of June 30, 2019

CARTER VALIDUS® MISSION CRITICAL REIT II

Net Debt & EBITDAre Reconciliation

(Amounts in thousands)

	As of June 30, 2019	As of March 31,2019	As of December 31, 2018	As of September 30, 2018	As of June 30, 2018
Total debt	$ 837,069	$ 832,481	$ 822,786	$ 777,875	$ 777,963
Less: Cash and cash equivalents	66,049	73,727	68,360	84,789	73,241
Net debt	**$ 771,020**	**$ 758,754**	**$ 754,426**	**$ 693,086**	**$ 704,722**

	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018
Net income attributable to common stockholders	$ 6,264	$ 4,361	$ 6,466	$ 7,717	$ 7,186
Total interest expense, adjusted	10,026	9,955	9,928	9,039	8,275
Depreciation and amortization	15,610	18,246	15,410	14,849	14,282
EBITDAre	**$ 31,900**	**$ 32,562**	**$ 31,804**	**$ 31,605**	**$ 29,743**
Annualized EBITDAre	**$ 127,600**	**$ 130,248**	**$ 127,216**	**$ 126,420**	**$ 118,972**
Net debt to annualized EBITDAre	**6.0x**	**5.8x**	**5.9x**	**5.5x**	**5.9x**
Reconciliation of total interest expense, adjusted:					
Interest on notes payable	$ 5,218	$ 5,175	$ 5,340	$ 5,251	$ 5,246
Interest on credit facility	4,218	4,197	3,991	3,370	2,695
Amortization of deferred financing costs	623	606	605	600	849
Cash deposits interest	(133)	(120)	(452)	(101)	(67)
Capitalized interest	(33)	(23)	(8)	(182)	(515)
Total interest and other expense, net, as reported	**$ 9,893**	**$ 9,835**	**$ 9,476**	**$ 8,938**	**$ 8,208**
Adjustment:					
Cash deposits interest	133	120	452	101	67
Total interest expense, adjusted	**$ 10,026**	**$ 9,955**	**$ 9,928**	**$ 9,039**	**$ 8,275**

CARTER VALIDUS® MISSION CRITICAL REIT II

FFO and MFFO Reconciliation

(*Amounts in thousands, except share data and per share amounts*)	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2019	2018	2019	2018
Net income attributable to common stockholders	$ 6,264	$ 7,186	$ 10,625	$ 14,690
Adjustments:				
Depreciation and amortization[1]	15,610	14,282	33,856	27,999
FFO attributable to common stockholders	$ 21,874	$ 21,468	$ 44,481	$ 42,689
Adjustments:				
Amortization of intangible assets and liabilities [2]	(1,077)	(1,085)	(2,153)	(2,172)
Amortization of operating leases	111	—	224	—
Straight-line rent [3]	(2,982)	(3,372)	(5,656)	(6,683)
Ineffectiveness of interest rate swaps	—	38	—	77
MFFO attributable to common stockholders	$ 17,926	$ 17,049	$ 36,896	$ 33,911
Weighted average common shares outstanding - basic	136,135,710	129,926,130	136,157,406	128,165,022
Weighted average common shares outstanding - diluted	136,161,037	129,948,432	136,182,819	128,187,423
Net income per common share - basic	$ 0.05	$ 0.06	$ 0.08	$ 0.11
Net income per common share - diluted	$ 0.05	$ 0.06	$ 0.08	$ 0.11
FFO per common share - basic	$ 0.16	$ 0.17	$ 0.33	$ 0.33
FFO per common share - diluted	$ 0.16	$ 0.17	$ 0.33	$ 0.33

1. During the six months ended June 30, 2019, the Company wrote off one in-place lease intangible asset in the amount of approximately $2.7 million by accelerating the amortization of the intangible asset related to a tenant that is experiencing financial difficulties.
2. Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.
3. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the six months ended June 30, 2019, the Company wrote off approximately $0.5 million of straight-line rent related to a tenant that is experiencing financial difficulties. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

NOI Reconciliations

(Amounts in thousands)	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Revenue:				
Rental revenue	$ 46,937	$ 43,950	$ 93,404	$ 85,245
Expenses:				
Rental expenses	10,142	9,702	19,270	17,992
Net operating income	36,795	34,248	74,134	67,253
Expenses:				
General and administrative expenses	1,535	1,339	2,938	2,282
Asset management fees	3,493	3,233	6,987	6,332
Depreciation and amortization	15,610	14,282	33,856	27,999
Income from operations	16,157	15,394	30,353	30,640
Interest and other expense, net	9,893	8,208	19,728	15,950
Net income attributable to common stockholders	$ 6,264	$ 7,186	$ 10,625	$ 14,690

Glossary



Annualized Base Rent is the sum of each property's last month of base rent in the period multiplied by twelve, unless otherwise specified.

EBITDAre is a supplemental performance measure promulgated by the National Association of Real Estate Investment Trusts ("NAREIT") known as Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). NAREIT defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures.

Funds from Operations ("FFO") is defined consistent with the NAREIT definition, as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company's management, along with others in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT's operating performance because it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation and amortization and asset impairment write-downs, which the Company believes provides a more complete understanding of its performance to investors and to its management, and when compared year over year, reflects the impact on the Company's operations from trends in occupancy.

Interest Coverage Ratio is the ratio of earnings before interest and income taxes ("EBIT") expressed as a multiple of Total Interest Expense, Adjusted.

Modified Funds from Operations ("MFFO") is defined consistent with the Institute of Portfolio Alternative's ("IPA") definition in its Practice Guideline: FFO further adjusted for the following items included in the determination of GAAP net income; acquisition fees and expenses; amounts related to straight-line rental income and amortization of above and below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments related to contingent purchase price obligations where such adjustments have been included in the derivation of GAAP net income, and after adjustments for a consolidated and unconsolidated partnership and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The Company's MFFO calculation complies with the IPA's Practice Guideline, described above. In calculating MFFO, the Company excludes amortization of above and below-market leases, along with the net of right-of-use assets - operating leases amortization and operating lease liabilities accretion, resulting from above- and below- market ground leases, amounts related to straight-line rents (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payment) and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the Company.

Net Asset Value ("NAV") is determined by the Board of Directors and based on the estimated value of the Company's assets, less the estimated value of the Company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. The Company can give no assurance that: a stockholder would be able to resell his or her shares at this estimated NAV; a stockholder would ultimately realize distributions per share equal to the Company's estimated per share NAV upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; the Company's shares of common stock would trade at the estimated per share NAV on a national securities exchange; a different independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated per share NAV; or the methodology used to estimate the Company's estimated per share NAV would be acceptable to the Financial Industry Regulatory Authority ("FINRA") or for compliance with the Employment Retirement Income Security Act of 1974 ("ERISA") reporting requirements. Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she is eligible to participate in the Company's share repurchase program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

Net Debt & Net Debt Leverage Ratio are not recognized as financial measures under GAAP; however, management believes net debt leverage ratio is a key financial measure and uses it to assess the borrowing capacity of the Company. The Company defines its net debt leverage ratio as net debt (principal debt outstanding less cash and cash equivalents) divided by total fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after the respective dates.

Net Operating Income ("NOI"), a non-GAAP financial measure, is defined as total revenues, less rental expenses, which excludes depreciation and amortization, general and administrative expenses, acquisition related expenses, asset management fees and interest and other expense, net. The Company believes that net operating income serves as a useful supplement to net income because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis. Net operating income should not be considered as an alternative to net income determined in accordance with GAAP as an indicator of financial performance, and accordingly, the Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, net operating income should be examined in conjunction with net income as presented in the consolidated financial statements and data included on the Company's Annual Report on Form 10-K filed with the SEC on March 22, 2019, and subsequent quarterly filings on form 10-Q.

NOI Yield is calculated as net operating income to fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after that date.

Occupancy Rate is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. The Company generates the majority of its NOI from property operations. To evaluate properties on a comparable basis, management analyzes the NOI from same store properties. By doing so, management is able to monitor the core operations of the portfolio and determine the effects of new acquisitions on net income.

Remaining Lease Term is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

Rent Escalation is a weighted average calculation of the portfolio's rent escalations based on leased square footage.

Total Investments is based on aggregate contract purchase price, acquisition costs and additional capital expenditures.